April 26, 2017 Q1 2017 Supplemental Information

Non-GAAP Disclaimer 2 The financial results disclosed in this presentation include certain measures calculated and presented in accordance with GAAP. In addition to the GAAP results included in this presentation, Knowles has presented supplemental, non-GAAP gross profit, earnings before interest and income taxes, adjusted earnings before interest and income taxes and non- GAAP diluted earnings per share to facilitate evaluation of Knowles’ operating performance. These non-GAAP financial measures exclude certain amounts that are included in the most directly comparable GAAP measure. In addition, these non-GAAP financial measures do not have standard meanings and may vary from similarly titled non-GAAP financial measures used by other companies. Knowles believes that non-GAAP measures are useful as supplements to its GAAP results of operations to evaluate certain aspects of its operations and performance, and its management team primarily focuses on non-GAAP items in evaluating Knowles’ performance for business planning purposes. Knowles believes that these measures assist it with comparing its performance between various reporting periods on a consistent basis, as these measures remove from operating results the impact of items that, in Knowles’ opinion, do not reflect its core operating performance. Knowles believes that its presentation of these non-GAAP financial measures is useful because it provides investors and securities analysts with the same information that Knowles uses internally for purposes of assessing its core operating performance. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, see the reconciliation tables included in the first quarter 2017 earnings release.

Q1 ‘17 Financial Results (continuing operations) 3 Quarter over year ago period Q1FY17 Q1FY16 Revenue $193.7 million $185.3 million Gross Profit $67.6 million $66.8 million Non-GAAP Gross Profit $73.7 million $69.8 million Diluted Loss Per Share $(0.05) $(0.14) Non-GAAP Diluted Earnings Per Share $0.12 $0.08

Revenue (Cont. Ops.) 4 $185.3 $190.3 $243.1 $240.6 $193.7 $0 $50 $100 $150 $200 $250 $300 Q1FY16 Q2FY16 Q3FY16 Q4FY16 Q1FY17

Q1 ’17 Revenue by Segment Cont. Ops. (% of revenue) 5 Audio 74% Precision Devices 26%

Q2 ‘17 Projections (non-GAAP, cont. ops.)* 6 Q2FY17E Revenue $180 million - $200 million Gross Margin 37.5 percent – 39.5 percent EPS (diluted) $0.08 - $0.14 *Projections as of 4/26/17; Q2 2017 GAAP results for continuing operations are expected to include approximately $0.07 per share in stock- based compensation, $0.03 per share in amortization of intangibles, and $0.03 per share in production transfer costs. Expected Q2 2017 GAAP results exclude potential restructuring items.

Historical Segment Data Audio / Precision Devices 7 (Cont. Ops.; in $ millions) 7 March 31, 2017 December 31, 2016 September 30, 2016 June 30, 2016 March 31, 2016 March 31, 2017 December 31, 2016 September 30, 2016 June 30, 2016 March 31, 2016 Revenues 144.2$ 190.3$ 193.4$ 140.3$ 137.9$ 49.5$ 50.3$ 49.7$ 50.0$ 47.4$ Gross Profit 50.6$ 77.8$ 78.9$ 56.6$ 53.1$ 17.4$ 16.6$ 17.0$ 16.9$ 14.4$ Stock-Based Compensation Expense 0.3 0.3 0.3 0.3 0.3 - - - - - Fixed Asset, Inventory and Other Charges - - - 0.3 - - - - - - Restructuring Charges 4.3 - - 0.1 0.2 - 0.1 - 0.2 0.8 Production Transfers Costs 1.1 - - 0.3 0.7 0.3 0.2 0.4 0.9 0.6 Non-GAAP Gross Profit 56.3$ 78.1$ 79.2$ 57.6$ 54.3$ 17.7$ 16.9$ 17.4$ 18.0$ 15.8$ Non-GAAP Gross Profit as % of Revenues 39.0% 41.0% 41.0% 41.1% 39.4% 35.8% 33.6% 35.0% 36.0% 33.3% Research and Development Expenses 23.3$ 22.6$ 20.7$ 23.0$ 23.1$ 2.9$ 2.6$ 2.6$ 2.8$ 3.0$ Stock-Based Compensation Expense (1.4) (1.2) (1.3) (1.3) (0.9) - - - - - Fixed Asset, Inventory and Other Charges - - - (0.1) (0.1) - - - - - Non-GAAP Research and Development Expenses 21.9$ 21.4$ 19.4$ 21.6$ 22.1$ 2.9$ 2.6$ 2.6$ 2.8$ 3.0$ Non-GAAP Research and Development Expenses as % of Revenues 15.2% 11.2% 10.0% 15.4% 16.0% 5.9% 5.2% 5.2% 5.6% 6.3% Selling and Administrative Expenses 17.0$ 16.3$ 21.1$ 22.7$ 21.6$ 8.7$ 9.0$ 9.1$ 9.8$ 9.8$ Stock-Based Compensation Expense (1.0) (1.1) (0.5) (1.0) (1.2) (0.2) (0.2) (0.3) (0.1) (0.3) Intangibles Amortization Expense (2.5) (2.4) (5.2) (5.2) (5.2) (0.5) (0.4) (0.4) (0.4) (0.4) Fixed Asset, Inventory and Other Charges - - - - - - - - - - Production Transfers Costs - - - - - - - - - - Impairment of Intangible Assets - - - - - - - - - - Other - - - - (0.1) - - - - - Non-GAAP Selling and Administrative Expenses 13.5$ 12.8$ 15.4$ 16.5$ 15.1$ 8.0$ 8.4$ 8.4$ 9.3$ 9.1$ Non-GAAP Selling and Administrative Expenses as % of Revenues 9.4% 6.7% 8.0% 11.8% 10.9% 16.2% 16.7% 16.9% 18.6% 19.2% Operating Expenses 40.7$ 38.9$ 42.7$ 48.8$ 47.5$ 11.8$ 12.5$ 11.7$ 13.2$ 13.3$ Stock-Based Compensation Expense (2.4) (2.3) (1.8) (2.3) (2.1) (0.2) (0.2) (0.3) (0.1) (0.3) Intangibles Amortization Expense (2.5) (2.4) (5.2) (5.2) (5.2) (0.5) (0.4) (0.4) (0.4) (0.4) Fixed Asset, Inventory and Other Charges - - - (0.1) (0.1) - - - - - Restructuring Charges (0.4) - (0.9) (3.1) (2.8) (0.2) (0.9) - (0.6) (0.5) Impairment of Intangible Assets - - - - - - - - - Production Transfers Costs - - - - - - - - - - Other - - - - (0.1) - - - - - Non-GAAP Operating Expenses 35.4$ 34.2$ 34.8$ 38.1$ 37.2$ 10.9$ 11.0$ 11.0$ 12.1$ 12.1$ Non-GAAP Operating Expenses as % of Revenues 24.5% 18.0% 18.0% 27.2% 27.0% 22.0% 21.9% 22.1% 24.2% 25.5% Operating Earnings 9.9$ 38.9$ 36.2$ 7.8$ 5.6$ 5.6$ 4.1$ 5.3$ 3.7$ 1.1$ Other Expense (Income), net 1.0 0.7 (0.3) (0.6) (0.1) 0.1 - - - (0.2) Earnings Before Interest and Income Taxes 8.9 38.2 36.5 8.4 5.7 5.5 4.1 5.3 3.7 1.3 Stock-Based Compensation Expense 2.7 2.6 2.1 2.6 2.4 0.2 0.2 0.3 0.1 0.3 Intangibles Amortization Expense 2.5 2.4 5.2 5.2 5.2 0.5 0.4 0.4 0.4 0.4 Fixed Asset, Inventory and Other Charges - - - 0.4 0.1 - - - - - Restructuring Charges 4.7 - 0.9 3.2 3.0 0.2 1.0 - 0.8 1.3 Impairment of Intangible Assets - - - - - - - - - - Production Transfers Costs 1.1 - - 0.3 0.7 0.3 0.2 0.4 0.9 0.6 Other loss - - - - 0.1 - - - - - Adjusted Earnings Before Interest and Income Taxes 19.9$ 43.2$ 44.7$ 20.1$ 17.2$ 6.7$ 5.9$ 6.4$ 5.9$ 3.9$ Adjusted Earnings Before Interest and Income Taxes as % of Revenues 13.8% 22.7% 23.1% 14.3% 12.5% 13.5% 11.7% 12.9% 11.8% 8.2% Audio Precision Devices Quarter Ended Quarter Ended

Reconciliation of Segment EBIT to Consolidated Net Earnings Audio / Precision Devices 8 (Cont. Ops.; in $ millions) 8 March 31, 2017 December 31, 2016 September 30, 2016 June 30, 2016 March 31, 2016 Earnings before interest and income taxes Audio 8.9$ 38.2$ 36.5$ 8.4$ 5.7$ Preci ion Devices 5.5 4.1 5.3 3.7 1.3 Total segments 14.4 42.3 41.8 12.1 7.0 Corporate expense / other 14.1 11.6 15.3 11.7 13.4 Interest expense, net 5.2 5.3 5.6 5.8 3.7 (Loss) earnings before income taxes (4.9) 25.4 20.9 (5.4) (10.1) (Benefit from) provision for income taxes (0.2) 7.9 - 1.4 2.4 Net (loss) income (4.7)$ 17.5$ 20.9$ (6.8)$ (12.5)$ Quarter Ended